As filed with the Securities and Exchange Commission on August 10, 2006

===============================================================================
                                                  1933 Act File No. 333-115414
                                                   1940 Act File No. 811-21539


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                                 August 11, 2006

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on September 11, 2006 at 4:00 p.m. Central time.

         At the Meeting, you will be asked to vote on a proposal to elect Trustees of your Fund and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.

                                             Sincerely,

                                             James A. Bowen
                                             Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to your Fund involved in validating your vote if you fail to sign your proxy card properly.

                  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

                  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

                  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                             VALID SIGNATURE

         CORPORATE ACCOUNTS
         (1)  ABC Corp.                           ABC Corp.
         (2)  ABC Corp.                           John Doe, Treasurer
         (3)  ABC Corp.
                 c/o John Doe, Treasurer          John Doe
         (4)  ABC Corp. Profit Sharing Plan       John Doe, Trustee

         TRUST ACCOUNTS

         (1)  ABC Trust                           Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
                 u/t/d 12/28/78                   Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1)  John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA     John B. Smith
         (2)  John B. Smith                       John B. Smith, Jr., Executor

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                        To be held on September 11, 2006

August 11, 2006

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on September 11, 2006, at 4:00 p.m. Central time, for the following purposes:

         1. To elect five Trustees of each Fund as outlined below:

                  a.       For Macquarie/First Trust Global
                           Infrastructure/Utilities Dividend & Income Fund: Five
                           (5) Trustees are to be elected by holders of Common Shares of the Fund, voting as a single class. Trustees Bowen, Erickson, Kadlec, Keith and Nielson are nominees for election by all shareholders of the Fund.

                  b. For First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II:

                           i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson and Nielson are nominees for election by holders of Common and Preferred Shares of each Fund; and

                           ii. Two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting as a single class. Trustees Kadlec and Keith are nominees for election by holders of Preferred Shares of each Fund.

         2. To transact such other business as may properly come before the Meetings or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on July 10, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                              By order of the Board of Trustees,

                                              W. Scott Jardine
                                              Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS

                               SEPTEMBER 11, 2006

                              1001 WARRENVILLE ROAD
                                    SUITE 300
                              LISLE, ILLINOIS 60532

                              JOINT PROXY STATEMENT
                                 AUGUST 11, 2006

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on September 11, 2006, at 4:00 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of the Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of the Funds has determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matters being considered and voted on by shareholders.

         Beginning on or about August 11, 2006, proxy solicitations will be made, primarily by mail, but may also be made by telephone or personal interviews conducted by officers of each Fund; officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; and employees of PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532 OR BY CALLING 1-800-988-5891. THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 11, 2006.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting (including any adjournments or postponements thereof), the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, and FOR or AGAINST any other matters properly before the Meeting as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address prior to the date of the Meeting. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of Shareholders may be postponed prior to the meeting with notice to the Shareholders entitled to vote at that meeting. Any meeting of Shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the Shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of that Fund.

         The close of business on July 10, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and any adjournments or postponements thereof.

         Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund has one class of shares of beneficial interest, par value $0.01 per share, known as Common Shares. First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, Common Shares and Money Market Cumulative Preferred Shares ("MMP(R) Shares"). First Trust/Four Corners Senior Floating Rate Income Fund II has two classes of shares of beneficial interest, par value $0.01 per share, Common Shares and Auction Market Preferred Shares ("AMPS"). Throughout this Joint Proxy

Statement, MMP(R) Shares and AMPS will be collectively referred to as "Preferred Shares." On the Record Date, each Fund had the following number of shares (the "Shares") outstanding:

----------------------------------------------------------------------------------- -------------------- ----------------
                                                                                          COMMON            PREFERRED
                                                                                          SHARES             SHARES
                                       FUND                                             OUTSTANDING        OUTSTANDING
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust/Four Corners Senior Floating Rate Income Fund                                4,924,349            2,280
----------------------------------------------------------------------------------- -------------------- ----------------
First Trust/Four Corners Senior Floating Rate Income Fund II                            25,272,768            4,000
----------------------------------------------------------------------------------- -------------------- ----------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund             8,980,236             N/A
----------------------------------------------------------------------------------- -------------------- ----------------

         Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund are listed on the American Stock Exchange under the ticker symbol FCM. Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange under the ticker symbols MFD and FCT, respectively. The Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II are not listed on a national stock exchange.

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. The following table indicates which Shareholders are solicited with respect to election of Trustees of each Fund:

---------------------------------------------------------------------------------- ------------------- ---------------
                                                                                     COMMON SHARES       PREFERRED
                                     MATTER                                                                SHARES
---------------------------------------------------------------------------------- ------------------- ---------------
a.      Election of five (5) Trustees for Macquarie/First Trust Global                      X
        Infrastructure/Utilities Dividend & Income Fund
---------------------------------------------------------------------------------- ------------------- ---------------
b.i.    Election of three (3) Trustees for First Trust/Four Corners Senior                  X                X
        Floating Rate Income Fund and First Trust/Four Corners Senior Floating
        Rate Income Fund II
---------------------------------------------------------------------------------- ------------------- ---------------
b.ii.   Election of two (2) Trustees for First Trust/Four Corners Senior                                     X
        Floating Rate Income Fund and First Trust/Four Corners Senior Floating
        Rate Income Fund II
---------------------------------------------------------------------------------- ------------------- ---------------

         In order for your Shares to be represented at the Meeting, you are requested to:

            o   indicate your instructions on the proxy card;

            o   date and sign the proxy card;

            o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

            o allow sufficient time for the proxy to be received BY 5:00 P.M., on SEPTEMBER 8, 2006.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         Proposal 1 relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meetings of shareholders or until his successor is elected and qualified, or until he resigns, retires, or is otherwise removed. Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date except for Trustee Keith, who was appointed to each Fund's Board on June 12, 2006 by the Trustees. In addition, each of the nominees, except for Trustee Keith, was elected to each Fund's Board by the Shareholders at the last Joint Annual Meetings of Shareholders of the Funds held on September 12, 2005.

         a. For Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund: Five (5) Trustees are to be elected by holders of Common Shares of the Fund, voting as a single class. Trustees Bowen, Erickson, Kadlec, Keith and Nielson are nominees for election by all Shareholders of the Fund.

         b. For First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II:

              i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson and Nielson are nominees for election by holders of Common and Preferred Shares of each Fund; and

              ii. Two (2) Trustees are to be elected by holders of Preferred Shares of each Fund, voting as a single class. Trustees Kadlec and Keith are nominees for election by holders of Preferred Shares of each Fund.

         Required Vote: The Trustees, including those who are not "interested persons" of the Fund ("Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), shall be elected by the affirmative vote of the holders of a plurality of the Shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE TRUSTEES.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

         The management of each Fund, including the general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to the Adviser, any sub-adviser described below under "INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and, if applicable, sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees, and the other directorships they hold, if applicable.

                                                   BOARD NOMINEES

------------------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                             TERM OF                                     PORTFOLIOS
                                             OFFICE(2)     PRINCIPAL                     IN FUND
                             POSITION(S)     AND LENGTH    OCCUPATION(S)                 COMPLEX        OTHER
 NAME, ADDRESS, AND          HELD WITH       OF TIME       DURING PAST FIVE              OVERSEEN       DIRECTORSHIPS
 DATE OF BIRTH               THE FUNDS       SERVED(3)     YEARS                         BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)           President,      1 Year        President, First Trust        33             Trustee of
 1001 Warrenville Road       Chairman of                   Portfolios L.P. and                          Wheaton College
 Suite 300                   the Board,                    First Trust Advisors
 Lisle, IL 60532             Chief           Since Fund    L.P.; Chairman of the
 D.O.B.: 9/55                Executive       Inception     Board, BondWave LLC
                             Officer and                   (Software Development
                             Trustee                       Company/Broker-Dealer) and
                                                           Stonebridge Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson         Trustee         1 Year        Physician and                 33             NONE
 c/o First Trust Advisors                                  President,
 L.P.                                        Since Fund    Wheaton Orthopedics;
 1001 Warrenville Road                       Inception     Co-Owner and
 Suite 300                                                 Co-Director, Sports
 Lisle, IL 60532                                           Med Center for
 D.O.B.: 4/51                                              Fitness; Limited
                                                           Partner, Gundersen
                                                           Real Estate
                                                           Partnership
------------------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson             Trustee         1 Year        President, Covenant           33             Director of
 c/o First Trust Advisors                                  College (2002 to                             Good News
 L.P.                                        Since Fund    Present); Associate                          Publishers-Crossway
 1001 Warrenville Road                       Inception     Pastor, College                              Books; Covenant
 Suite 300                                                 Church in Wheaton                            Transport Inc.
 Lisle, IL 60532                                           (1997 to 2002)
 D.O.B.: 3/54
------------------------------------------------------------------------------------------------------------------------------------

Page 5


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                             TERM OF                                     PORTFOLIOS
                                             OFFICE(2)     PRINCIPAL                     IN FUND
                             POSITION(S)     AND LENGTH    OCCUPATION(S)                 COMPLEX        OTHER
 NAME, ADDRESS, AND          HELD WITH       OF TIME       DURING PAST FIVE              OVERSEEN       DIRECTORSHIPS
 DATE OF BIRTH               THE FUNDS       SERVED(3)     YEARS                         BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec            Trustee         1 Year        President, ADM                33             NONE
 c/o First Trust Advisors                                  Derivatives, Inc.
 L.P.                                        Since Fund    (May 2005 to
 1001 Warrenville Road                       Inception     Present);
 Suite 300                                                 Vice-President, Chief
 Lisle, IL 60532                                           Financial Officer,
 D.O.B.: 11/57                                             ADM Investor
                                                           Services, Inc.
                                                           (Futures Commission
                                                           Merchant) (1990 to
                                                           Present); Registered
                                                           Representative,
                                                           Segerdahl & Company,
                                                           Inc., an NASD member
                                                           (Broker-Dealer) (2000
                                                           to Present)
------------------------------------------------------------------------------------------------------------------------------------
 Robert F. Keith             Trustee         1 Year        President, Hibs               21             NONE
 c/o First Trust Advisors                                  Enterprises
 L.P.                                        Since June    (Financial and
 1001 Warrenville Road                       2006          Management
 Suite 300                                                 Consulting) (2003 to
 Lisle, IL 60532                                           Present); President,
 D.O.B.: 11/56                                             Aramark ServiceMaster
                                                           Management Services (2001
                                                           to 2003); President & COO,
                                                           ServiceMaster Management
                                                           Services (1998 to 2003)
------------------------------------------------------------------------------------------------------------------------------------


                                                  OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL                         NUMBER OF
                                                   TERM OF OFFICE(2)    OCCUPATION(S)                     PORTFOLIOS IN FUND
  NAME, ADDRESS, AND         POSITION(S) HELD      AND LENGTH OF        DURING PAST FIVE                  COMPLEX SERVED
  DATE OF BIRTH              WITH THE FUNDS        TIME SERVED(3)       YEARS                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
  Mark R. Bradley            Treasurer,            Indefinite           Chief Financial                   33
  1001 Warrenville Road      Controller, Chief                          Officer, Managing
  Suite 300                  Financial Officer     Since Fund           Director, First Trust
  Lisle, IL 60532            and Chief             Inception            Portfolios L.P. and
  D.O.B.: 11/57              Accounting Officer                         First Trust Advisors
                                                                        L.P.; Chief Financial
                                                                        Officer, BondWave LLC
                                                                        (Software Development
                                                                        Company/Broker-Dealer) and
                                                                        Stonebridge Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------
  Susan M. Brix              Assistant Vice        Indefinite           Representative, First             33
  1001 Warrenville Road                                                 Trust Portfolios L.P.;
  Suite 300                  President             Since Fund           Assistant Portfolio
  Lisle, IL 60532                                  Inception            Manager, First Trust
  D.O.B.: 1/60                                                          Advisors L.P.
------------------------------------------------------------------------------------------------------------------------------------
  Robert F. Carey            Vice President        Indefinite           Senior Vice President,            33
  1001 Warrenville Road                                                 First Trust Portfolios
  Suite 300                                        Since Fund           L.P. and First Trust
  Lisle, IL 60532                                  Inception            Advisors L.P.
  D.O.B.: 7/63
------------------------------------------------------------------------------------------------------------------------------------

Page 6


------------------------------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL                         NUMBER OF
                                                   TERM OF OFFICE(2)    OCCUPATION(S)                     PORTFOLIOS IN FUND
  NAME, ADDRESS, AND         POSITION(S) HELD      AND LENGTH OF        DURING PAST FIVE                  COMPLEX SERVED
  DATE OF BIRTH              WITH THE FUNDS        TIME SERVED(3)       YEARS                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
  W. Scott Jardine           Secretary and Chief   Indefinite           General Counsel,                  33
  1001 Warrenville Road      Compliance Officer                         First Trust Portfolios
  Suite 300                  ("CCO")               Secretary since      L.P. and First Trust
  Lisle, IL 60532                                  Fund                 Advisors L.P.;
  D.O.B.: 5/60                                     Inception            Secretary, BondWave
                                                                        LLC (Software Development
                                                                        Company/Broker-Dealer)
                                                   CCO since 2004       and Stonebridge Advisors
                                                                        LLC
------------------------------------------------------------------------------------------------------------------------------------
  Kristi A. Maher            Assistant Secretary   Indefinite           Assistant General                 33
  1001 Warrenville Road                                                 Counsel, First Trust
  Suite 300                                        Since 2004           Portfolios L.P. and
  Lisle, IL 60532                                                       First Trust Advisors L.P.
  D.O.B.: 12/66                                                         (March 2004 to Present);
                                                                        Associate, Chapman and
                                                                        Cutler LLP (1995 to
                                                                        March  2004)
------------------------------------------------------------------------------------------------------------------------------------
  Roger F. Testin            Vice President        Indefinite           Senior Vice President,            33
  1001 Warrenville Road                                                 First Trust Portfolios
  Suite 300                                        Since Fund           L.P. and First Trust
  Lisle, IL 60532                                  Inception            Advisors L.P.
  D.O.B.: 6/66                                                          (November 2003 to
                                                                        present), Vice
                                                                        President (August 2001
                                                                        to November 2003)
------------------------------------------------------------------------------------------------------------------------------------
  Daniel J. Lindquist        Vice President        Indefinite           Senior Vice President,            33
  1001 Warrenville Road                                                 First Trust Advisors
  Suite 300                                        Since December       L.P. and First Trust
  Lisle, IL 60532                                  2005                 Portfolios L.P. (since
  D.O.B.: 2/70                                                          April 2004); Chief
                                                                        Operating Officer,
                                                                        Mina Capital Management, LLC
                                                                        (January 2004 to April
                                                                        2004); Chief Operating
                                                                        Officer, Samaritan
                                                                        Asset Management
                                                                        Services, Inc. (April
                                                                        2000 to January 2004)
------------------------------------------------------------------------------------------------------------------------------------
  James M. Dykas             Assistant Treasurer   Indefinite           Vice President, First             33
  1001 Warrenville Road                                                 Trust Portfolios L.P.
  Suite 300                                        Since December       and First Trust
  Lisle, IL 60532                                  2005                 Advisors L.P. (January
  D.O.B.: 1/66                                                          2005 to Present);
                                                                        Executive Director of
                                                                        Van Kampen Asset
                                                                        Management and Morgan
                                                                        Stanley Investment
                                                                        Management (1999 to
                                                                        January 2005)
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

(2) Trustees are elected each year by Shareholders and serve until the next meeting of Shareholders held for the election of Trustees and until their successors are elected and qualified. Officers of the Funds have an indefinite term.

(3) All Trustees and Officers, except for Robert F. Keith, Kristi A. Maher, Daniel J. Lindquist and James M. Dykas, were elected in 2003 for First Trust/Four Corners Senior Floating Rate Income Fund and in 2004 for the other Funds. Robert F. Keith was appointed to each Fund's Board by the Trustees on June 12, 2006. Kristi A. Maher was elected Assistant Secretary of all Funds in the First Trust Complex on July 26, 2004. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex on December 12, 2005.

         In addition to the Funds, the First Trust Fund Complex includes First Defined Portfolio Fund, LLC, an open-end management investment company with 12 portfolios, advised by First Trust Advisors; First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund, closed-end funds also advised by First Trust Advisors; and First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded index fund with eight operating portfolios advised by First Trust Advisors.

         Messrs. Bowen, Erickson, Kadlec and Nielson are Trustees of First Defined Portfolio Fund, LLC; Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are Trustees of First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust Exchange-Traded Fund. During the past five years, none of the Independent Trustees, or any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, chief executive officer of each Fund, and the other officers of the Funds, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust Exchange-Traded Fund, as they hold with the Funds.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE
  FOR ELECTION AS TRUSTEE

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and in other funds in the First Trust Fund Complex as of May 31, 2006:

--------------------------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND/
                                     (NUMBER OF COMMON SHARES HELD)
                        -----------------------------------------------------------
                                                                  Macquarie/First   AGGREGATE DOLLAR RANGE OF
                                                                    Trust Global      EQUITY SECURITIES IN ALL
                         First Trust/Four     First Trust/Four    Infrastructure/     REGISTERED INVESTMENT
                             Corners              Corners           Utilities        COMPANIES OVERSEEN BY
                         Senior Floating      Senior Floating       Dividend &       TRUSTEE IN FUND COMPLEX/
   Name of Trustee       Rate Income Fund    Rate Income Fund II    Income Fund      (NUMBER OF SHARES HELD)
--------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------
James A. Bowen             $1-$10,000/        $10,001-$50,000/         None               Over $100,000/
                           (250 Shares)        (1,000 Shares)                            (11,750 Shares)
--------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEE
--------------------------------------------------------------------------------------------------------------
Richard E. Erickson        $1-$10,000/           $1-$10,000/        $1-$10,000/         $50,001-$100,000/
                         (284.221 Shares)      (223.616 Shares)   (243.792 Shares)      (2,856.654 Shares)
--------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec         $10,001-$50,000/     $10,001-$50,000/         None               Over $100,000/
                         (571.031 Shares)        (600 Shares)                           (8,586.078 Shares)
--------------------------------------------------------------------------------------------------------------
Niel B. Nielson            $1-$10,000/           $1-$10,000/        $1-$10,000/          $10,001-$50,000/
                           (215 Shares)          (214 Shares)       (216 Shares)          (1,567 Shares)
--------------------------------------------------------------------------------------------------------------
Robert F. Keith(1)             None                 None               None                    None
---------------------- --------------------- ------------------ ------------------ ---------------------------

(1)  Mr. Keith became a Trustee on June 12, 2006.

         For the fiscal year ended May 31, 2006, the Independent Trustees of each Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser, sub-adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the Funds, nor did any Independent Trustee purchase or sell securities of First Trust Advisors, any sub-adviser or their parents, or subsidiaries.

         James A. Bowen sold three limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, to Grace Partners of DuPage L.P. on May 31, 2006 for a price of $750,000 per unit.

         As of May 31, 2006, Eaton Vance Corporation owned 5.3% of Common Shares of First Trust/Four Corners Senior Floating Rate Income Fund II and is the only shareholder who owns beneficially or of record 5% or more of Shares of the Fund. As of May 31, 2006, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund know of no person who owns beneficially or of record 5% or more of each Fund's shares. As of May 31, 2006, the Trustees and executive officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding.

----------------------------------------------------------------- -------------------------- --------------------------
FUND                                                                 COMMON SHARES OWNED      PREFERRED SHARES OWNED
----------------------------------------------------------------- -------------------------- --------------------------
First Trust/Four Corners Senior Floating Rate Income Fund                     1,320.252                  0
----------------------------------------------------------------- -------------------------- --------------------------
First Trust/Four Corners Senior Floating Rate Income Fund II                  2,037.616                  0
----------------------------------------------------------------- -------------------------- --------------------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend                  459.792                 N/A
& Income Fund
----------------------------------------------------------------- -------------------------- --------------------------

         As of May 31, 2006 the Trustees and chief executive officers as a group beneficially owned 25,259.732 shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).


INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS OF FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

         The following table sets forth the beneficial ownership of shares of First Trust/Four Corners Senior Floating Rate Income Fund II by each person known to the Fund to be deemed a beneficial owner of more than five percent (5%) of the total outstanding shares of Common Shares as of May 31, 2006. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission by such holders.

------------------------------  -------------------  ---------------------------
NAME AND ADDRESS OF             COMMON SHARES        % OF OUTSTANDING COMMON
BENEFICIAL OWNER                BENEFICIALLY OWNED   SHARES BENEFICIALLY OWNED
------------------------------  -------------------  ---------------------------
Eaton Vance Corporation             1,337,200                  5.3%
225 State Street
Boston, MA 02109
------------------------------  -------------------  ---------------------------
Based solely upon information presented in Schedule 13G, filed February 14, 2006 by Eaton Vance Corporation. Pursuant to Schedule 13G, the entity has sole voting power over the shares beneficially owned. The Fund does not have any knowledge of who the ultimate beneficiaries are of these shares.


COMPENSATION

          Effective January 1, 2006, the Trustees approved a revised compensation plan. Under the revised plan, each Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000, which includes compensation for all board and committee meetings. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid additional compensation of $10,000 annually to serve as the Lead Trustee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2006, each Fund paid each Trustee not affiliated with First Trust Advisors, any sub-adviser or any of their affiliates an annual fee of $10,000 plus $1,000 as compensation for each special board meeting (in-person or by electronic means) and $500 per non-regular committee meeting (in-person or by electronic means) attended. The Board of Trustees held eleven meetings of First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund during the fiscal year ended May 31, 2006. Each of the Trustees except for Trustee Keith, who was not appointed to each Fund's Board by the Trustees until June 12, 2006, attended all of the meetings of the Board of Trustees of the Funds for the fiscal year ended May 31, 2006. The aggregate fees and expenses paid to the Trustees by each Fund for the fiscal year ended May 31, 2006 (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

------------------------------------------------------------------------------------- -----------------------------------
FUND                                                                                   AGGREGATE FEES AND EXPENSES PAID
------------------------------------------------------------------------------------- -----------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund                                          $30,756
------------------------------------------------------------------------------------- -----------------------------------
First Trust/Four Corners Senior Floating Rate Income Fund II                                       $31,819
------------------------------------------------------------------------------------- -----------------------------------
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                       $31,011
------------------------------------------------------------------------------------- -----------------------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees except for Trustee Keith, who was appointed to each Fund's Board on June 12, 2006, for the fiscal year ended May 31, 2006. The Funds have no retirement or pension plans.

-----------------------------------------------------------------------------------------
                                                         AGGREGATE
                       AGGREGATE        AGGREGATE       COMPENSATION
                      COMPENSATION     COMPENSATION         FROM
                       FROM FIRST       FROM FIRST      MACQUARIE/FIRST
                       TRUST/FOUR       TRUST/FOUR       TRUST GLOBAL           TOTAL
                     CORNERS SENIOR   CORNERS SENIOR    INFRASTRUCTURE/     COMPENSATION
                     FLOATING RATE     FLOATING RATE   UTILITIES DIVIDEND     FROM THE
NAME OF TRUSTEE       INCOME FUND     INCOME FUND II     & INCOME FUND      FUND COMPLEX
-----------------------------------------------------------------------------------------
                                    INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------
James A. Bowen             0                 0                 0                 0
-----------------------------------------------------------------------------------------
                                   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
Richard E. Erickson      $10,227          $10,481           $10,287           $116,159
-----------------------------------------------------------------------------------------
Thomas R. Kadlec         $10,202          $10,355           $10,239           $115,558
-----------------------------------------------------------------------------------------
Niel B. Nielson          $10,327          $10,983           $10,485           $118,985
-----------------------------------------------------------------------------------------


         The total compensation paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees of each Fund and the other funds in the Fund Complex, for the fiscal year ended May 31, 2006, includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Exchange-Traded Fund and the Funds.

         The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

                                   COMMITTEES

AUDIT COMMITTEE

          The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Messrs. Kadlec and Keith serve as the Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). The Audit Committee met six times during the fiscal year ended May 31, 2006, with all members present except for Trustee Keith, who was appointed to the Audit Committee on June 12, 2006.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services for each Fund and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund and the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.


AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed by the Board of Trustees on December 12, 2005, a copy of which is attached as Exhibit A hereto. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, at a meeting held on July 26, 2006, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of each Fund for the fiscal years ended May 31, 2006, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the year ended May 31, 2006 in its Annual Report dated May 31, 2006.

         Submitted by the Audit Committee of the Funds:
                  Richard E. Erickson
                  Thomas R. Kadlec
                  Robert F. Keith
                  Niel B. Nielson


INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, whose fiscal year end was changed to November 30, 2006 at a meeting of the Board held on December 12, 2005, for the fiscal year ending November 30, 2006. Deloitte & Touche acted as independent auditors for the Funds for the fiscal year ended May 31, 2006. Deloitte & Touche has been selected to serve as the independent auditors for First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II for the fiscal year ending May 31, 2007 at a meeting of the Board held on July 26, 2006. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

         Set forth in the table below are fees billed by Deloitte & Touche to each Fund and its Adviser for each Fund's fiscal periods ended May 31, 2005 and May 31, 2006:

----------------------- ------------------------ ----------------------- ----------------------- -----------------------
                              AUDIT FEES           AUDIT RELATED FEES           TAX FEES             ALL OTHER FEES
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
                           2005         2006        2005        2006        2005        2006        2005        2006
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust/Four          $27,350     $46,000        $0          $0      $ 4,500(3)   $ 4,725(3)     $0      $ 2,962(5)
Corners Senior
Floating Rate Income
Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust/Four          $55,475     $46,000    $8,000(1)   $16,675(1)  $ 4,500(3)    $4,725(3)     $0      $14,767(5)
Corners Senior
Floating Rate Income
Fund II
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
Macquarie/First Trust     $37,000     $40,000    $8,000(1)   $16,675(1)  $ 4,000(3)   $ 4,200(3)     $0      $ 5,867(5)
Global
Infrastructure/
Utilities Dividend &
Income Fund
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
First Trust Advisors      $24,000     $32,000    $20,000(2)  $ 6,500(2)   $ 6,000(3) $ 6,175(3)  $35,450(4)  $77,927(5)
----------------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------

(1) These fees were for agreed upon procedures relating to coverage requirements.
(2) These fees were for AIMR-PPS verification services.
(3) These fees were for tax return preparation.
(4) These fees were for tax services in connection with the development of a new fund.
(5) These fees were for services in connection with compliance program evaluation.


         Set forth in the table below are the aggregate non-audit fees shown in the table above billed by Deloitte & Touche to each Fund and to the Adviser for each Fund's fiscal periods ended May 31, 2005 and May 31, 2006:

------------------------------------------------------------------------------
                          AGGREGATE NON-AUDIT FEES
------------------------------------------------------------------------------
                                                      2005         2006
------------------------------------------------- ------------ ---------------
First Trust/Four Corners Senior Floating Rate        $4,500       $7,687
Income Fund
------------------------------------------------- ------------ ---------------
First Trust/Four Corners Senior Floating Rate       $12,500       $36,167
Income Fund II
------------------------------------------------- ------------ ---------------
Macquarie/First Trust Global Infrastructure/        $12,000       $26,742
Utilities Dividend & Income Fund
------------------------------------------------- ------------ ---------------
First Trust Advisors                                $61,450       $90,602
------------------------------------------------- ------------ ---------------

         In addition to pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by the independent auditors, the Audit Committee pre-approves the independent auditors' engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund.

         All of the Audit Fees, Audit Related Fees, Tax Fees, All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables set forth above were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of these fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

OTHER COMMITTEES

         The Board of Trustees of each Fund has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approving of the final terms of the underwriting agreement, including approving of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. For the fiscal year ended May 31, 2006, the Executive Committee, serving as the Dividend and Pricing Committee, met a total of 12 times for First Trust/Four Corners Senior Floating Rate Income Fund II, 12 times for First Trust/Four Corners Senior Floating Income Fund, and 5 times for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Each Fund's Executive Committee met to authorize the Funds' dividend declarations.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Fund and who are "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. The Committee met five times during the fiscal year ended May 31, 2006.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in each Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532,
Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the Fund's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (or any successor provision thereto) (the "1934 Act"); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act; (v) the class or series and number of all shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non- "interested person" candidate, independence from the Funds, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee met four times during the fiscal year ended May 31, 2006.


ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The policy of the Board relating to attendance by Trustees at annual meetings of the Funds is contained in the Funds' Nominating and Governance Committee Charter, which is posted on the Funds' website at www.ftportfolios.com. All of the Trustees except for Trustee Keith attended the previous year's annual meeting.


INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 1600, Los Angeles, California 90071, serves as the investment sub-adviser to the First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II. Macquarie Fund Adviser, LLC, 125 West 55th Street, New York, New York 10019, serves as the investment sub-adviser to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.

         PFPC acts as the Funds' administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.


SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal year ended May 31, 2006, all such filing requirements applicable to such persons were met, except as described below.

        Four Corners Capital Management LLC made late form 3 filings for all the Funds on behalf of Edward F. Soccorso, Drew R. Sweeney, Michael Price and David
A. Lakomcik. Upon discovery of this oversight, Form 3s were filed for Edward F. Soccorso on August 12, 2005, Drew R. Sweeney on August 18, 2005, Michael Price on September 19, 2005, and David A. Lakomcik on November 18, 2005. In all late Form 3 filings mentioned above, no person was purchasing or selling Shares of the Funds.

        First Trust Advisors made late Form 4 filings for First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II on behalf of David M. Oster, a former trustee. David M. Oster purchased 200 shares of First Trust Four/Four Corners Senior Floating Rate Income Fund on July 16, 2005 and 400 shares of First Trust/Four Corners Senior Floating Rate income Fund II on December 2, 2004. Upon discovery of this oversight, Form 4s were filed on behalf of David M. Oster for both Funds on August 4, 2005.


SHAREHOLDER PROPOSALS

            To be considered for presentation at the annual meetings of shareholders of First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than April 13, 2007. Due to the change in fiscal year end from May 31 to November 30 for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, which was approved by the Board on December 12, 2005, this Fund's next annual shareholder meeting will be held on or about April 17, 2007. Therefore, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received by December 18, 2006, at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, within a reasonable time before the Fund begins to print and mail its proxy materials.

            In order to nominate persons to the Funds' Board or to present any other permitted proposal for action by shareholders at an annual meeting of the shareholders, the Funds' advance notice provision by-laws require that a shareholder must provide advance written notice to the Secretary of the Funds, which notice must be delivered to or mailed and received at the Funds' principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date; for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Funds. The shareholder's notice must contain detailed information specified in the Funds' by-laws.

            Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.


FISCAL YEAR

         Each Fund's fiscal year end was May 31, 2006. For Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Board approved a change in fiscal year end to November 30 at a meeting held on December 12, 2005.


ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Funds' fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling 1-800-988-5891.

         Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.


GENERAL

         A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Joint Annual Meetings of Shareholders included with this Proxy Statement.

         Failure of a quorum to be present at a Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. The Chairman of the Meeting may also call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if the Chairman determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a Meeting either requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting, or action by the Chairman of the Meeting, as described earlier.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders properly come before the Meetings, including any question as to an adjournment or postponement of a Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

 August 11, 2006

--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

         A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

         B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

         C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

         D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

 II. COMMITTEE ORGANIZATION AND COMPOSITION.

         A.       Size and Membership Requirements

          1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

         2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds, each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

         3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

Page A-1


         4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may be, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds whose shares are listed on the American Stock Exchange, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

         5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two other public companies, in addition to their service on the Committee.

         B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

         C.       Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

         A. With respect to Independent Auditors:

         1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

         2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and

Page A-2

the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

         3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

         4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

          7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by
Section 10A(b) of the Exchange Act.

Page A-3


         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

         11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

         12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

         B. With respect to Fund Financial Statements:

         1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

         2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

          3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

          4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditors' review of the Funds' financial statements.

Page A-4


          5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

          7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

          8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance Committee:

          1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

          i. The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws,
(b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

          ii. Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

          iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

            o   Notify the full Board;

            o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

            o Retain such additional expert personnel as the Committee deems necessary.

          iv. At the conclusion of any such investigation, the Committee shall:

            o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

            o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

         2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

          1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III. C. above.

         2. The Committee shall review, with Fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

          3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

          4. The Committee shall evaluate on an annual basis the performance of the Committee.

Page A-6


          5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

          6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

          7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

         8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

         9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, Fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall maintain minutes of its meetings.

         11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.  AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.  FUNDING PROVISIONS.

          A. The Committee shall determine the:

          1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

          2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

Page A-7


VI.  MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES.

         A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

         B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

         C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  June 13, 2005


Page A-8



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                               [BLANK BACK COVER]



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FIRST TRUST/FOUR CORNERS
SENIOR FLOATING RATE INCOME FUND II










                                             [  ] Mark this box with an X if you
                                                  have made changes to your name
                                                  or address details above.

________________________________________________________________________________
ANNUAL MEETING PROXY CARD
________________________________________________________________________________

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.

A.  ELECTION OF DIRECTORS
1. To elect three Trustees by holders of Common and Preferred Shares, voting together as a single class.

                                 For     Withhold

   01 - James A. Bowen           [ ]       [ ]
   02 - Richard E. Erickson      [ ]       [ ]
   03-  Neil B. Nielson          [ ]       [ ]


   To elect two Trustees by holders of Preferred Shares, voting separately as a single class.

                                 For     Withhold

   04 - Thomas R. Kadlec         [ ]       [ ]
   05 - Robert F. Keith          [ ]       [ ]



                                                Mark this box with an X if you
                                                have made comments below [  ]
                                                ________________________________
                                                ________________________________
                                                ________________________________
                                                ________________________________



B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.



Signature 1- Please keep      Signature 2- Please keep
signature within the box      signature within the box       Date (mm/dd/yyyy)
__________________________    _________________________      _________________

                                                                 /    /
__________________________    _________________________      __________________

        0102952                 1UPX                          COY



001CD40001          00LTHA

________________________________________________________________________________
PROXY - FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
________________________________________________________________________________

PROXY SOLICITED BY THE BOARD OF TRUSTEES

ANNUAL MEETING ON SEPTEMBER 11, 2006

The undersigned holder of Preferred Shares of the First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement dated August 11, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.